BIG SMITH BRANDS, INC.

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT made as of this day of May, 1998 between Big Smith Brands, Inc., a Delaware corporation (the "Company") and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue no less than 5 and up to 10 Units ("Units" ) for $100,000 per Unit on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the Units in a private placement, each Unit consisting of $100,000 principal amount of 12% Notes of the Company (the "Notes") in the form attached hereto as Exhibit A, and warrants to purchase 10,000 shares of Common Stock, $.01 par value per share (the "Common Stock") of the Company at an exercise price of $1.30 per share (the "Warrants") in the form attached hereto as Exhibit B;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company Units for a price equal to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price. The purchase price is payable by certified or bank check or wire transfer payable to _______________ as Escrow Agent [the Company], contemporaneously with the execution and delivery of this Subscription Agreement.

         1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company has had substantial losses in recent periods and requires substantial funds in addition to the proceeds of this private placement; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate this investment; (iv) transferability of the Units is extremely limited; and (v) in the event of a disposition, a Subscriber could sustain the loss of the Subscriber's entire investment.

         1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act") qualifying as such on the basis set forth in the executed Investor Questionnaire provided by the Subscriber to the Company concurrently herewith and that the Subscriber is able to bear the economic risk of an investment in the Units.

         1.4 The Subscriber acknowledges that the Subscriber has prior investment experience, including investment in non-listed and non-registered securities and to evaluate the merits and risks of such an investment on the Subscriber's behalf, and that the Subscriber recognizes the highly speculative nature of this investment. The Subscriber or the Subscriber's purchaser representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction, and the Subscriber's investment in the Company hereunder is not material when compared to the Subscriber's total financial capacity. The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

         1.5 The Subscriber represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber had requested or desired to know; that all documents which could be reasonably provided have been made available for the Subscriber's inspection and review; and that such information and documents have, in the Subscriber's opinion, afforded the Subscriber with all of the same information that would be provided the Subscriber in a registration statement filed under the Act; that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which the Subscriber had requested.

         1.6 The Subscriber hereby acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

         1.7 The Subscriber understands that the Units have not been registered under Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention and other representations and warranties set forth herein. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

         1.8 The Subscriber understands that there is no public market for the Units. The Subscriber understands that even if a public market develops for the Common Stock, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, except as provided in Paragraph 4 hereof. The Subscriber consents that the Company may, if it desires, permit the transfer of the securities comprising the


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



Units out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

         1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

         1.10 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

         1.11 The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in this Agreement and the results of independent investigation by the Subscriber.

         In furtherance of the foregoing and not by way of limitation, it never has been represented, guaranteed or warranted by any broker, the Company, D.H. Cromwell Investments, Inc., any of the officers, directors, stockholders, partners, employees or agents of either, or any other persons, whether expressly or by implication, that: (i) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Subscriber's investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the securities or of the Company's activities.

         1.12 If a natural person, the Subscriber is a bona fide resident of the State contained in the address set forth on the signature page of this Agreement as the under-signed's home address; at least 21 years of age; and legally competent to execute this Subscription Agreement. If an entity, the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

         1.13 The undersigned will acquire the Securities for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

         1.14 No oral or written representations have been made other than as stated in this Agreement, and no oral or written information furnished to the Subscriber or the Subscriber's



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



advisor(s) in connection with this offering were in any way inconsistent with the information stated herein.

         1.15 The Subscriber is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of D.L. Cromwell Investments, Inc. or the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

         1.16 The Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment.

         1.17 The Subscriber has received and carefully read copies of the Company's Annual Report on Form 10-KSB for the period ended December 31, 1997 and the Quarterly Report on Form 10-QSB for the period ended March 31, 1998. The Subscriber has had the opportunity to ask questions about the contents of such reports and is satisfied as to the responses of the Company.

         1.18 Without limiting any of the Subscriber's other representations and warranties hereunder, the Subscriber acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1997 and the Company's other periodic reports filed with the SEC from time to time.

         1.19 The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Units.

         1.20 The Subscriber has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Company, its officers, directors or professional advisors for advice as to such consequences.

                  II.      REPRESENTATIONS BY THE COMPANY

         The Company represents and warrants to the Subscriber that prior to the consummation of this offering and at the Closing Date:

         (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct. Upon the payment of past due franchise taxes upon the closing of this offering, the Company will be in good standing in the State of Delaware

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


         (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units will have been duly taken and approved.

         (c) The Notes and Warrants comprising the Units have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

         (d) Except as disclosed in its public filings, the Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

         III. TERMS OF SUBSCRIPTION

         3.1 The subscription period will begin as of May 18, 1998 and will terminate at 11:59 PM Eastern time on May 31, 1998 , unless extended by the Company for an additional 15 days (the "Termination Date"). Five Units will be offered on a "best efforts-all or none" basis and the remaining five Units will be offered on a "best efforts" basis.

         3.2 Placement of the Units will be made by D.L. Cromwell Investments, Inc., which will receive a placement fee of 5% of the purchase price of the Units placed.

         3.3. Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow at [escrow agent]. If the Company has not obtained subscriptions for at least five Units ($500,000) by the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber.

         IV. REGISTRATION RIGHTS

         4.1. Commencing April 1, 1998 through May 31, 2001, the Company shall advise the holder of the Warrants or its transferee (the "Holder"), whether the Holder holds the Warrants or has exercised the Warrants and holds Common Stock, by written notice at least 30 days prior to the filing of any new registration statement or post-effective amendment thereto under the Act covering any securities of the Company, for its own account or for the account of others (other than a registration statement on Form S-4 or S-8 or any successor forms thereto), and will for a period of one year from the effective date of the Registration Statement, upon the request of the Holder, include in any such registration statement, such information as may be required to permit a public offering of the Warrants or the Common Stock issuable upon the exercise of the Warrants (the "Registrable Securities"). The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder reasonably designates provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action and do any and


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


all other acts and things which may be reasonably necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Registrable Securities, and furnish indemnification in the manner provided in paragraph 4.2 hereof. The Holder shall furnish information and indemnification as set forth in paragraph 4.2 except that the maximum amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Registrable Securities. The Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Securities requested to be included in the registration to include such securities in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein, including but limited to executing the underwriting agreement and providing reasonable and customary representations and indemnification. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the holders of Registrable Securities that the total amount of securities which they intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of holders of Registrable Securities shall be eliminated, reduced, or limited to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, if any, recommended by such managing underwriter or underwriters (any such reduction or limitation in the total amount of Registrable Securities to be included in such offering to be borne by the holders of Registrable Securities proposed to be included therein pro rata). The Holder will pay its own legal fees and expenses and any underwriting discounts and commissions on the securities sold by such Holder and shall not be responsible for any other expenses of such registration.

         4.2. (a) Whenever pursuant to paragraph 4.1 a registration statement relating to the Registrable Securities, is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment, or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages, or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person and underwriter for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder, for use in the preparation thereof.

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


         (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities, joint and several, to which the Company or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action.

         (c) Promptly after receipt by an indemnified party under this paragraph
4.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 4.2.

         In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 4.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

         V.       MISCELLANEOUS

         5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at 7100 W. Camino Real, Suite 402, Boca Raton, Florida 33433, Attention: President and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be

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


discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida.

         5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         V.       BLUE SKY LEGENDS

         Connecticut

         The undersigned acknowledges that the Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

         Missouri

         The undersigned acknowledges that the Securities have not been registered under the Missouri Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby acknowledges


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


that such Securities may be disposed of only through a licensed broker-dealer. It is a felony to sell securities in violation of the Missouri Securities Act.

         Pennsylvania

         The undersigned hereby acknowledges that the Issuer is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

         In accordance with the requirements of Section 203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Securities within twelve (12) months from the date of purchase except pursuant to Section
204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the cover pages of the Memorandum.

                  Texas

         The undersigned hereby acknowledges that the Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.


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



                  IN  WITNESS   WHEREOF,   the  parties   have   executed   this
Subscription Agreement as of the day and year first written above.

------------------------------                       ---------------------------
Signature of Subscriber(s)


------------------------------                       ---------------------------
Name of Subscriber(s)
  [please print]


------------------------------                       ---------------------------
Address of Subscriber(s)


------------------------------                       ---------------------------
Social Security or Taxpayer
Identification Number of Subscriber(s)

         Subscription Accepted:

         BIG SMITH BRANDS, INC.


         By:      ______________________________
                  Name:
                  Title:

                  Date:  ____________________




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                             BIG SMITH BRANDS, INC.

                             INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

         The Units are being offered without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state, in reliance on the exemptions contained in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Company may be required to determine that an individual, or an individual together with a "purchaser representative" or each individual equity owner of an investing entity meets certain suitability requirements before selling the Units to such individual or entity. You understand that the Company will rely on the following information for purposes of such determination, and that the Units will not be registered under the 1933 Act in reliance on an exemption from registration provided under
Section 4(2) under the 1933 Act. THE COMPANY MAY, AT ITS ELECTION, NOT SELL UNITS TO A SUBSCRIBER WHO HAS NOT THOROUGHLY FILLED OUT A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST, OR CORPORATION, EACH EQUITY OWNER MUST COMPLETE A QUESTIONNAIRE. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Units or any other security.

Instructions

         One (1) copy of this Questionnaire should be completed, signed, dated, and delivered to David Davidson, D.L. Cromwell Investments, Inc., 1200 N. Federal Highway, Boca Raton, Florida 33432 . Please contact Michael Karsch-- telephone (561) 394-8383-- if you have any questions with respect to the Questionnaire.

Please Answer All Questions

         If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

         Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate, including its counsel, in order to assure itself that the offer and sale of the Units will not result in a violation of the registration provisions of the 1933 Act or a violation of the securities laws of any state and if called on to establish that the proposed offer and sale of the security is exempt from registration under the 1933 Act or meets the requirements of applicable state securities laws.

(1)      Please provide the following personal information:


         Name:                               Age:
              --------------------               --------



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



         Residence Address
         (including zip code):      ________________________

                                    ------------------------



         Telephone Numbers:         Residence:________________________

                                    Business: ________________________

(2) Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision, and the scope (e.g., dollar volume, industry rank, etc.) of such activities.


(3)  Please  provide  the  following   information   concerning  your  financial
     experience.

     3.1 Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:



                                  Substantial          Limited           No
                                   Experience         Experience     Experience


Marketable Securities

Equity Securities for which
no market exists

Limited Partnerships

Initial Public Offerings



     3.2 Indicate by check mark whether or not you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

          Securities (cash)     _______    _______    Number of years    ______

                                Yes        No

          Securities (margin)   _______    _______    Number of years    ______

                                Yes        No

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


(4)  Please answer the following questions concerning your financial condition:

     4.1 Does your net worth/1/(or joint net worth with your spouse, if greater) exceed $1,000,000?

                           Yes      _____                No       _____


     4.2 Did you have an individual income/2/ in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of 1996 and 1997 and do you reasonably expect to reach the same income level in the current year?

                           Yes      _____                 No       _____

(5)  Check, if appropriate:




(7)  By signing this Questionnaire, I hereby confirm the following statements:

 .                 I am  aware  that  the  offering  of the  Units  will  involve securities for which no market currently exists, thereby requiring any investment to be maintained for an indefinite
                  period  of  time,   and  I  have  no  need  to  liquidate  the
                  investment.

 .                 I  acknowledge  that any  delivery to me of any  documentation relating to the Units prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Units until such determination of suitability shall be made, and I agree that I shall promptly return all such documentation to the Company upon request.

--------

/1/For purposes hereof, net worth shall be deemed to include all of your assets, liquid or illiquid (including such items as home, furnishings, automobile, and restricted securities) minus any liabilities (including such items as home mortgages and other debts and liabilities).

/2/For purposes hereof, the term "income" is not limited to "adjusted gross income" as that term is defined for Federal Income Tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

 .              I hereby  represent  and warrant that I have such  knowledge  and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

 .              Neither  I nor  any of my  associates  or  affiliates:  (i) are a member  or a person  associated  with a member  firm of the NASD,
               (ii) own any stock or other  securities  of any NASD  member,  or
               (iii) made subordinated loans to any NASD member.

 .              My answers to the  foregoing  questions  are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

 .              I also  understand and agree that,  although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answers to it to such parties as it may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it or they are or may be bound.

 .              I realize that this Questionnaire does not constitute an offer by the Company to sell the Units but is merely a request for information.



                                  -------------------------------------
                                  Printed Name



                                  -------------------------------------
                                  Signature


                                  -------------------------------------
                                  Social Security Number or
                                  Employee Identification Number
Date and Place Executed:

Date:
       -------------
Place:
       -------------



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